EXHINIT 99.1  Certification  of Chief  Executive  Officer  Pursuant to 18 U.S.C.
Section 1350, as Adopted  Pursuant to Section 906 of the  Sarbanes-Oxley  Act of
2002

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Quarterly Report of Mid-America Apartment Communities, Inc. (the "Company") on Form 10-Q for the period ending March 31, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, H. Eric Bolton, Jr., President and Chief Executive Officer of the Company certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


/s/H. Eric Bolton, Jr.
H. Eric Bolton, Jr.
President and Chief Executive Officer
May 6, 2003